[LOGO OMITTED.]

CIM HIGH YIELD SECURITIES - 2001 SEMI-ANNUAL REVIEW AND OUTLOOK

      We are pleased to provide this semi-annual report for CIM High Yield Securities (the "Fund") as of June 30, 2001. The following pages contain a listing of the Fund's holdings as of June 30, 2001 as well as the financial statements as of and for the six months ended on that date.

MARKET REVIEW

      In the first half of 2001 high yield bond issuance has done an about face from 2000. High yield bond issuance for all of 2000 was only $41.6 billion, but new issuance through the first quarter of 2001 alone totaled $30.2 billion. Issues for the second quarter of 2001 were just short of $30 billion. The new issuance total of $60 billion for the first half of 2001 has already surpassed the $41.6 billion for all of 2000.

      Due in part to the new issuance, the high yield market has rebounded from the lows seen in 2000. While the market has slowed in the second quarter, the Merrill Lynch High Yield Master II index reported a return of 3.38% for the first six months of 2001. By comparison, the Fund had a net asset value return of 1.72% and a market value return* of 5.18% for the same period. As always, past performance is not indicative of future results.

      Despite positive returns, the default rate on high yield credits continues to rise. Moody's trailing twelve-month default rate for U.S. speculative grade issues, computed on a percentage-of-issuer basis, increased from 6.02% at 2000 year end to 8.05% at June 30, 2001. This continued rise, coupled with a weakened U.S. economy, has magnified the importance of meeting corporate earnings expectations for the high yield bond market. Several new issuers have recently seen their deals hindered after reporting lower than expected quarterly results. Lackluster earnings announcements have also contributed to a soft secondary market for existing deals.

      As reported previously, the Fund was restructured during the fourth quarter of 2000 in response to market conditions marked by rising defaults and general market underperformance. The restructuring was done with an eye toward quality and capital preservation. Credit quality is an ongoing priority as opportunities for yield improvement are sought out.

OUTLOOK

      INVESCO expects the economic slowdown to continue into the fall. This view is supported by the increasing number of downward earnings estimates and negative credit warnings despite interest rate cuts by the Federal Reserve Board.

      We expect credit spreads to continue to widen in sectors where defaults have been the greatest, specifically the telecommunications and other industries tied to the technology sector. As a result, we expect the recent disparities in performance among industries and issuers to continue. We believe spreads will tighten for the more attractive companies with conservative capitalization, but other, less attractive credits will continue to see spread increases.

      We will continue to manage the Fund actively in response to market conditions. We will also continue our strong emphasis on analysis of individual credits as we reduce or eliminate sectors and issues that we feel could have difficulty in a slowed or declining economic environment. While there will likely be opportunities to purchase strong credits in the new issue market, credit selectivity will be critical and the Fund will remain defensively positioned.

      We thank you for your continued support.

                                                        INVESCO, Inc.

* MARKET VALUE RETURN IS BASED ON MARKET PRICE AND ASSUMES INVESTMENT AT MARKET PRICE AT THE BEGINNING OF THE PERIOD REFERENCED, REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD, AND SALE OF ALL SHARES AT THE CLOSING COMMON STOCK PRICE AT THE END OF THE PERIOD REFERENCED.

CIM HIGH YIELD SECURITIES

STATEMENT OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL                                                                                              VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            ------------

CORPORATE BONDS AND NOTES -- 117.3%
              LODGING AND CASINOS -- 14.5%
$   500,000   Anchor Gaming, Sr. Sub. Notes, 9.875%, 10/15/08 ...............................        $     533,750
    600,000   Argosy Gaming Co., Sr. Notes, 10.750%, 06/01/09 ...............................              648,000
    200,000   Extended Stay America., Sr. Sub. Notes, 9.875%, 06/15/11*** ...................              199,500
    300,000   Felcor Lodging LP, Sr. Notes, 9.500%, 09/15/08 ................................              303,000
    600,000   Hollywood Casino Corp., Sr. Sub. Notes, 11.250%, 05/01/07 .....................              636,000
    500,000   Host Marriott LP, Sr. Notes, 9.250%, 10/01/07 .................................              505,000
    525,000   Mandalay Resort Group, Sr. Sub. Notes, 9.250%, 12/01/05 .......................              536,813
    500,000   MGM Mirage, Sr. Sub. Notes, 9.750%, 06/01/07 ..................................              536,250
                                                                                                     -------------
                                                                                                         3,898,313
                                                                                                     -------------
              CABLE AND SATELLITE TELEVISION -- 11.5%
    300,000   Adelphia Communications, Sr. Notes, 10.250%, 06/15/11 .........................              297,000
    500,000   Charter Communications, Sr. Notes, 11.125%, 01/15/11 ..........................              530,000
    350,000   Charter Communications, Sr. Notes, 10.250%, 01/15/10 ..........................              359,625
    500,000   Echostar Broadband Corp., Sr. Notes, 10.375%, 10/01/07 ........................              502,500
    200,000   Hyperion Telecommunications, Sr. Discount Notes, 13.000%, 04/15/03 ............              147,000
    500,000   Insight Midwest/Insight Capital, Sr. Notes, 10.500%, 11/01/10*** ..............              530,000
    400,000   Mediacom LLC/Cap Corp., Sr. Notes, 9.500%, 01/15/13*** ........................              386,000
    500,000   NTL Communications Corp., Sr. Notes, 11.875%, 10/01/10 ........................              335,000
                                                                                                     -------------
                                                                                                         3,087,125
                                                                                                     -------------
              OIL AND GAS -- 9.0%
    200,000   Chesapeake Energy Corp., Sr. Notes, 8.125%, 04/01/11*** .......................              188,000
    200,000   Dresser Inc., Sr. Sub. Notes, 9.375%, 04/15/11*** .............................              203,500
    525,000   Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 ..............................              564,375
    200,000   Grey Wolf Inc., Sr. Notes, 8.875%, 07/01/07 ...................................              201,000
    200,000   Pride Petroleum Services, Sr. Notes, 9.375%, 05/01/07 .........................              211,000
    250,000   Sesi, LLC, Sr. Notes, 8.875%, 05/15/11*** .....................................              251,875
    750,000   Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ...........................              806,250
                                                                                                     -------------
                                                                                                         2,426,000
                                                                                                     -------------
              BUILDING AND DEVELOPMENT -- 8.8%
    450,000   American Plumbing & Mechanics, Inc., Sr. Sub. Notes, 11.625%, 10/15/08 ........              447,750
    500,000   Atrium Companies, Inc., Sr. Sub. Notes, 10.500%, 05/01/09 .....................              452,500
    300,000   D. R. Horton Inc., Sr. Notes, 10.500%, 04/01/05 ...............................              319,500
    500,000   Lennar Corp., Sr. Notes, 9.950%, 05/01/10 .....................................              540,000
    300,000   Nortek, Inc., Sr. Sub. Notes, 9.875%, 06/15/11*** .............................              290,250
    300,000   Standard Pacific Corp., Sr. Notes, 9.500%, 09/15/10 ...........................              303,375
                                                                                                     -------------
                                                                                                         2,353,375
                                                                                                     -------------
              ELECTRONICS/ELECTRIC -- 7.0%
    400,000   Chippac International Ltd, Sr. Sub. Notes, 12.750%, 08/01/09 ..................              391,000
    675,000   Fairchild Semiconductor, Sr. Sub. Notes, 10.375%, 10/01/07 ....................              658,125
    625,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 ............              378,125
    200,000   Spectrasite Holdings, Inc., Sr. Notes, 10.750%, 03/15/10 ......................              171,000
    300,000   Wesco Distribution, Inc., Sr. Sub. Notes, 9.125%, 06/01/08 ....................              286,875
                                                                                                     -------------
                                                                                                         1,885,125
                                                                                                     -------------


                       See Notes to Financial Statements.


                                        1



CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
              CHEMICALS AND PLASTICS -- 6.9%
$   500,000   Georgia Gulf Corp., Sr. Notes, 10.375%, 11/01/07 .................................     $     512,500
    500,000   Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 ...................           495,000
    500,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 .........................           492,500
    400,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 .................           362,000
                                                                                                     -------------
                                                                                                         1,862,000
                                                                                                     -------------
              HEALTHCARE -- 5.0%
    350,000   Fisher Scientific International, Sr. Sub. Notes, 9.000%, 02/01/08 ................           346,500
    250,000   Fisher Scientific International, Sr. Sub. Notes, 9.000%, 02/01/08 ................           247,500
    700,000   Triad Hospitals Holdings, Sr. Sub. Notes, 11.000%, 05/15/09 ......................           757,750
                                                                                                     -------------
                                                                                                         1,351,750
                                                                                                     -------------
              WIRELINE -- 4.4%
    750,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 .............................           322,500
    600,000   McLeodUSA, Inc., Sr. Notes, 9.500%, 11/01/08 .....................................           339,000
    250,000   Metromedia Fiber Network, Sr. Notes, 10.000%, 12/15/09 ...........................            96,250
    500,000   Mpower Holdings, Sr. Notes, 13.000%, 04/01/10 ....................................           132,500
    300,000   Williams Communications Group, Inc., Sr. Notes, 10.875%, 10/01/09 ................           123,000
    550,000   XO Communications, Inc., Sr. Notes, 10.750%, 11/15/08 ............................           178,750
                                                                                                     -------------
                                                                                                         1,192,000
                                                                                                     -------------
              UTILITIES -- 3.8%
    500,000   AES Corp., Sr. Notes, 9.5%, 06/01/09 .............................................           512,500
    500,000   CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ....................................           521,875
                                                                                                     -------------
                                                                                                         1,034,375
                                                                                                     -------------
              WIRELESS -- 3.7%
    400,000   Crown Castle International Corp., Sr. Notes, 9.375%, 08/01/11*** .................           363,000
    500,000   Nextel Communications, Sr. Notes, 9.375%, 11/15/09 ...............................           397,500
    250,000   Time Warner Telecommunications, Inc., Sr. Notes, 10.125%, 02/01/11 ...............           226,250
    400,000   Winstar Communications Group, Sr. Notes, 12.750%, 04/15/10**(a) ..................             5,000
                                                                                                     -------------
                                                                                                           991,750
                                                                                                     -------------
              CONTAINERS/GLASS PRODUCTS -- 3.5%
    400,000   Packaging Corp. of America, Sr. Sub. Notes, 9.625%, 04/01/09 .....................           426,500
    500,000   Riverwood International Corp., Sr. Sub. Notes, 10.625%, 08/01/07 .................           512,500
                                                                                                     -------------
                                                                                                           939,000
                                                                                                     -------------
              BROADCAST, RADIO AND TELEVISION -- 3.4%
    500,000   Fox Family Worldwide, Inc., Sr. Notes, 9.250%, 11/01/07 ..........................           507,500
    400,000   Radio One, Inc., Sr. Sub. Notes, 8.875%, 07/01/11*** .............................           402,000
                                                                                                     -------------
                                                                                                           909,500
                                                                                                     -------------


                       See Notes to Financial Statements.


                                        2



CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              FOOD SERVICE -- 3.1%
$   300,000   Dominos, Inc., Sr. Sub. Notes, 10.375%, 01/15/09 ...............................       $     306,000
    500,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 .....................................             518,125
                                                                                                     -------------
                                                                                                           824,125
                                                                                                     -------------
              ECOLOGICAL SERVICES AND EQUIPMENT -- 2.9%
    750,000   Allied Waste North America, Inc., Sr. Sub. Notes, 10.000%, 08/01/09 ............             774,375
                                                                                                     -------------
              RETAILERS -- 2.9%
    200,000   Saks, Inc., Sr. Sub. Notes, 8.250%, 11/15/08 ...................................             183,000
    200,000   Service Corp International, Notes, 7.200%, 06/01/06 ............................             173,000
    400,000   Stewart Enterprises, Sr. Sub. Notes, 10.750%, 07/01/08*** ......................             414,000
                                                                                                     -------------
                                                                                                           770,000
                                                                                                     -------------
              INDUSTRIAL EQUIPMENT -- 2.9%
    400,000   Briggs and Stratton, Sr. Notes, 8.875%, 03/15/11*** ............................             406,000
    350,000   Terex Corp., Sr. Sub. Notes, 10.375%, 04/01/11*** ..............................             362,250
                                                                                                     -------------
                                                                                                           768,250
                                                                                                     -------------
              LEISURE GOODS, ACTIVITIES, MOVIE -- 2.8%
    750,000   Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 ...................................             757,500
                                                                                                     -------------
              RAILROAD INDUSTRIES -- 2.7%
    700,000   Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 .......................             726,250
                                                                                                     -------------
              PUBLISHING -- 2.7%
    700,000   American Media Operation, Sr. Sub. Notes, 10.250%, 05/01/09 ....................             719,250
                                                                                                     -------------
              AEROSPACE / DEFENSE -- 2.7%
    200,000   Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500%, 05/15/11*** .................             203,000
    500,000   BE Aerospace, Inc., Sr. Sub. Notes, 9.500%, 11/01/08 ...........................             510,000
                                                                                                     -------------
                                                                                                           713,000
                                                                                                     -------------
              AUTOMOTIVE -- 2.1%
    200,000   Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09*** ...........             209,000
    200,000   Dura Operating Corp., Sr. Sub. Notes, 9.000%, 05/01/09 .........................             189,000
    200,000   Hayes Lemmerz International, Inc., Sr. Sub. Notes, 11.000%, 07/15/06 ...........             167,000
                                                                                                     -------------
                                                                                                           565,000
                                                                                                     -------------
              FINANCIAL INTERMEDIARIES -- 2.0%
    500,000   Sovereign Bancorp, Sr. Notes, 10.500%, 11/15/06 ................................             546,250
                                                                                                     -------------
              BUSINESS EQUIPMENT AND SERVICES -- 1.9%
    500,000   Pierce Leahy Corp., Sr. Sub. Notes, 9.125%, 07/15/07 ...........................             525,000
                                                                                                     -------------
              NON-FERROUS METALS/MINERALS -- 1.6%
    403,000   P&L Coal Holdings Corp., Sr. Sub. Notes, 9.625%, 05/15/08 ......................             427,180
                                                                                                     -------------
              FOOD PRODUCTS -- 1.5%
    400,000   Del Monte Corp., Sr. Sub. Notes, 9.250%, 05/15/11*** ...........................             410,000
                                                                                                     -------------
              COSMETICS / PERSONAL CARE -- 1.5%
    400,000   Elizabeth Arden, Inc., Sr. Notes, 10.375%, 05/15/07 ............................             395,000
                                                                                                     -------------


                       See Notes to Financial Statements.


                                        3



CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  -------                                                                                             -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              FOOD/DRUG RETAILER -- 1.4%
$   400,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 ...........................     $     380,000
                                                                                                     -------------
              FOREST PRODUCTS -- 1.1%
    300,000   Fibermark, Inc., Sr. Notes, 10.750%, 04/15/11*** .................................           303,000
                                                                                                     -------------
              SURFACE TRANSPORTATION -- 0.0%
    750,000   Ameritruck Distribution Corp.,  Sr. Sub. Notes, 12.250%, 11/15/05**(a) ...........                 0
                                                                                                     -------------
              TOTAL CORPORATE BONDS AND NOTES
                 (Cost $34,325,004) ............................................................        31,534,493
                                                                                                     -------------
 FOREIGN BONDS -- 14.8%
              WIRELINE -- 4.0%
    750,000   Flag Telecom Holdings Ltd., Sr. Notes, 11.625%, 03/30/10 .........................           476,250
    750,000   Global Crossing Holdings Ltd., Sr. Notes, 9.125%, 11/15/06 .......................           594,375
                                                                                                     -------------
                                                                                                         1,070,625
                                                                                                     -------------
              FOREST PRODUCTS AND PAPER -- 2.4%
    400,000   Doman Industries Ltd., Sr. Notes, 12.00%, 07/01/04 ...............................           412,000
    250,000   Millar Western Forest, Sr. Notes, 9.875%, 05/15/08 ...............................           235,000
                                                                                                     -------------
                                                                                                           647,000
                                                                                                     -------------
              CONTAINERS/GLASS PRODUCTS -- 2.0%
    500,000   Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 ...............................           527,500
                                                                                                     -------------
              TELEPHONE -- 1.8%
    500,000   Telewest Communications PLC, Sr. Notes, 11.250%, 11/01/08 ........................           447,500
    100,000   United Pan Europe Commerce, Sr. Notes, 11.250%, 11/01/09 .........................            37,500
                                                                                                     -------------
                                                                                                           485,000
                                                                                                     -------------
              CHEMICALS AND PLASTICS -- 1.5%
    400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 ...................................           400,000
                                                                                                     -------------
              CABLE AND SATELLITETELEVISION -- 1.1%
    375,000   Callahan Nordrhein, Sr. Notes, 14.000%, 07/15/10*** ..............................           309,375
                                                                                                     -------------
              BROADCAST, RADIO AND TELEVISION -- 1.1%
    375,000   Ekabel Hessen GMBH, Sr. Notes, 14.500%, 09/01/10*** ..............................           290,625
                                                                                                     -------------
              PUBLISHING -- 0.9%
    250,000   Quebecor Media, Inc., Sr. Notes, 11.125%, 07/15/11*** ............................           244,485
                                                                                                     -------------
              TOTAL FOREIGN BONDS
                 (Cost $4,556,735) .............................................................         3,974,610
                                                                                                     -------------


                       See Notes to Financial Statements.


                                        4



CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 UNITED STATES GOVERNMENT SECURITIES -- 0.6%
              UNITED STATES TREASURY BILL:
$   155,000   2.942%++, 07/05/01 ...............................................................      $    154,950
                                                                                                      ------------
              TOTAL UNITED STATES GOVERNMENT SECURITIES
                 (Cost $154,950) ...............................................................           154,950
                                                                                                      ------------
   SHARES
  -------
 COMMON STOCK -- 0.0%
      1,601   Harvest Foods, Inc. (cost $36) **+ ...............................................             1,601
                                                                                                      ------------
              TOTAL COMMON STOCK
                 (Cost $36) ....................................................................             1,601
                                                                                                      ------------
 WARRANTS -- 0.2%
      1,000   Globalstar Telecommunications, Warrants, expire 02/15/04 (cost $0) **+*** ........                10
        700   MGC Communications, Inc., Warrants, expire 10/01/04 (cost $0) **+*** .............            47,250
      1,000   Pliant Corp., Warrants, expire 06/01/10 (cost $0) **+*** .........................             1,000
        700   Railamerica Inc., Warrants, expire 08/15/10 (cost $0) **+ ........................             4,900
                                                                                                      ------------
              TOTAL WARRANTS
                  (Cost $0) ....................................................................            53,160
                                                                                                      ------------
TOTAL INVESTMENTS (Cost $39,036,725*) .................................................      132.9%     35,718,814
OTHER ASSETS AND LIABILITIES (NET) ....................................................      (32.9)     (8,835,523)
                                                                                             -----    ------------
NET ASSETS ............................................................................      100.0%   $ 26,883,291
                                                                                             =====    ============

  *  Aggregate  cost for Federal  income tax purposes.
 **  Non-income  producing
     security.
*** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the cost of the security. The total fair value of securities for which market quotations are not readily available at June 30, 2001 is $54,761 which represents 0.204% of total net assets.
 ++  Rate represents annualized yield at date of purchase.
 (a) Issuer in default.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $39,036,725) (Note 1)
        See accompanying statement ..............................................                    $  35,718,814
     Receivable for investments sold ............................................                          567,128
     Interest receivable ........................................................                          935,966
     Prepaid expenses ...........................................................                              654
                                                                                                     -------------
        Total Assets ............................................................                       37,222,562
LIABILITIES:
     Notes payable (including accrued interest of $89,556) (Note 5) .............    $  9,589,556
     Due to custodian ...........................................................          58,582
     Payable for securities purchased ...........................................         644,485
     Investment advisory fee payable (Note 2) ...................................          10,706
     Administration fee payable (Note 2) ........................................           2,606
     Accrued expenses and other payables ........................................          33,336
                                                                                     ------------
        Total Liabilities .......................................................                       10,339,271
                                                                                                     -------------
NET ASSETS ......................................................................                    $  26,883,291
                                                                                                     =============
NET ASSETS consist of:
     Accumulated undistributed net investment loss ..............................                         (276,266)
     Accumulated net realized loss on investments sold ..........................                      (17,110,542)
     Unrealized depreciation of investments .....................................                       (3,317,912)
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 5,902,161 ........................................                           59,022
     Paid-in capital in excess of par value .....................................                       47,528,989
                                                                                                     -------------
        Total Net Assets ........................................................                    $  26,883,291
                                                                                                     =============
NET ASSET VALUE PER SHARE
    ($26,883,291 \ 5,902,161 shares of beneficial interest outstanding) .........                    $        4.55
                                                                                                     =============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
    Interest ....................................................................                     $  1,992,548
                                                                                                      ------------
      Total Investment Income                                                                            1,992,548
EXPENSES:
    Interest expense (Note 5) ...................................................      $  314,106
    Investment advisory fee (Note 2) ............................................          71,336
    Miscellaneous ...............................................................          19,744
    Legal and audit fees ........................................................          30,550
    Trustees' fees and expenses (Note 2) ........................................          25,954
    Administration fee (Note 2) .................................................          19,781
    Custodian fees (Note 2) .....................................................           5,095
    Shareholder servicing agent fees (Note 2) ...................................          24,270
                                                                                       ----------

      Total Expenses ............................................................                          510,836
                                                                                                      ------------
NET INVESTMENT INCOME ...........................................................                        1,481,712
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
    (Notes 1 and 3):
      Net realized loss on investments sold during the period ...................                       (3,513,541)
      Net unrealized appreciation of investments during the period ..............                        2,592,989
                                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................................                         (920,552)
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................                     $    561,160
                                                                                                      ============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

NET DECREASE IN CASH:
Cash flows from operating activities:
     Interest received .........................................................   $    1,983,355
     Operating expenses paid ...................................................         (213,903)
                                                                                   ---------------
Net cash provided by operating activities ......................................                      $  1,769,452
Cash flows from investing activities:
     Decrease in short-term securities, net ....................................        2,440,141
     Purchases of long-term securities .........................................      (17,341,061)
     Proceeds from sales of long-term securities ...............................       16,056,977
                                                                                   ---------------
Net cash provided by investing activities ......................................                         1,156,057
                                                                                                      ------------
Net cash  provided by operating and investing  activities ......................                         2,925,509
Cash flows from financing activities:
     Interest payments on notes payable ........................................         (387,126)
     Principal payments on notes payable .......................................       (1,250,000)
     Cash dividends paid .......................................................       (1,385,238)
                                                                                   ---------------
Net cash used in financing activities ..........................................                        (3,022,364)
                                                                                                      ------------
Net increase in cash ...........................................................                           (96,855)
Cash -- beginning of period ....................................................                            38,273
                                                                                                      ------------
Cash -- end of period ..........................................................                      $    (58,582)
                                                                                                      ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
    AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations ...........................                      $    561,160
     Interest expense ..........................................................          314,106
     Decrease in investments ...................................................        2,878,296
     Decrease in interest receivable ...........................................          169,178
     Increase in prepaid expenses ..............................................             (654)
     Decrease in investment advisory fee payable ...............................             (319)
     Decrease in administration fees payable ...................................             (218)
     Increase in receivable for securities sold ................................         (567,128)
     Decrease in payable for securities purchased ..............................         (412,930)
     Decrease in accrued expenses and other payables ...........................          (15,982)
                                                                                   ---------------
              Total adjustments ................................................                         2,364,349
                                                                                                      ------------
Net cash provided by operating and investing activities ........................                      $  2,925,509
                                                                                                      ============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 2001       YEAR ENDED
                                                                              (UNAUDITED)     DECEMBER 31, 2000
                                                                            --------------    -----------------

Net investment income ....................................................  $    1,481,712      $   3,798,438
Net realized loss on investments sold during the period ..................      (3,513,541)        (8,136,905)
Net unrealized appreciation/(depreciation) of investments
   during the period .....................................................       2,592,989         (2,286,807)
                                                                               -----------        -----------

Net increase/(decrease) in net assets resulting from operations ..........         561,160         (6,625,274)
Distributions to shareholders from net investment income .................      (1,500,310)        (3,704,775)
Distributions to shareholders from return of capital .....................               0           (351,331)
Net increase in net assets from Fund share transactions (Note 4) .........         115,073                  0
                                                                               -----------        -----------
Net decrease in net assets ...............................................        (824,077)       (10,681,380)
NET ASSETS:
Beginning of period ......................................................      27,707,368         38,388,748
                                                                               -----------        -----------
End of period (including undistributed net investment loss
   of $276,266 and $0, respectively) .....................................     $26,883,291        $27,707,368
                                                                               ===========        ===========


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                             SIX MONTHS
                                ENDED       YEAR       YEAR        YEAR      YEAR       YEAR       YEAR        YEAR
                               6/30/01      ENDED      ENDED       ENDED     ENDED      ENDED      ENDED       ENDED
                             (UNAUDITED)  12/31/00   12/31/99    12/31/98*  12/31/97   12/31/96   12/31/95    12/31/94
                              ---------   --------   --------    ---------  --------   --------   --------    -------
Operating performance:
Net asset value, beginning
   of period ................  $  4.71     $  6.53    $  6.91     $  7.96    $  7.69    $  7.32    $  7.11     $  8.02
                               -------     -------    -------     -------    -------    -------    -------     -------
Net investment income .......     0.21        0.65       0.72        0.71       0.78       0.78       0.77        0.82
   Net realized and
   unrealized gain/(loss)
   on investments ...........    (0.11)      (1.78)     (0.39)      (1.07)      0.30       0.36       0.23       (0.89)
                               -------     -------    -------     -------    -------    -------    -------     -------
Net increase/(decrease) in
   net assets resulting from
   investment operations ....     0.10       (1.13)      0.33       (0.36)      1.08       1.14       1.00       (0.07)
Change in net asset value
   from Fund share
   transaction ..............       --          --         --          --         --         --         --          --
Distributions:
Dividends from net
   investment income ........    (0.26)      (0.69)     (0.71)      (0.69)     (0.78)     (0.77)     (0.79)      (0.84)
Dividends in excess of net
   investment income ........       --          --         --          --      (0.03)        --         --          --
                               -------     -------    -------     -------    -------    -------    -------     -------
Total from distributions ....    (0.26)      (0.69)     (0.71)      (0.69)     (0.81)     (0.77)     (0.79)      (0.84)
                               -------     -------    -------     -------    -------    -------    -------     -------
Net asset value, end of
   period ...................  $  4.55     $  4.71    $  6.53     $  6.91    $  7.96    $  7.69    $  7.32     $  7.11
                               =======     =======    ========    =======    =======    =======    =======     =======
Market value, end of
   period ...................  $ 4.870     $ 4.875    $ 5.250     $ 7.190    $ 8.313    $ 8.125    $ 7.875     $ 7.125
                               =======     =======    ========    =======    =======    =======    =======     =======
Total investment return .....     5.18%       4.58%    (18.89)%     (5.45)%    13.31%     14.38%     22.72%       0.99%
                               =======     =======    ========    =======    =======    =======    =======     =======
Ratios to average net
   assets/supplemental data:
Net assets, end of period
   (in 000's) ...............  $26,883     $27,707    $38,389     $40,567    $45,848    $43,495    $40,636     $38,678
Ratio of net investment
   income to average
   net assets ...............    10.38%+     11.10%     10.76%       9.37%     10.08%     10.46%     10.32%      10.82%
Ratio of operating expenses
   to average net assets ....     1.38%(2)+   1.22%(2)   1.02%(2)    1.02%(2)   1.06%(2)   1.10%(2)   1.14%(2)    0.95%(2)
Portfolio turnover rate(1) ..     51.4%      118.8%      98.0%       62.4%     154.5%     172.2%      79.9%       50.6%







                                YEAR            YEAR         YEAR
                                ENDED           ENDED        ENDED
                               12/31/93       12/31/92      12/31/91
                               --------       --------      -------
Operating performance:
Net asset value, beginning
   of period ...............   $  7.58       $  7.10       $  5.65
                               -------       -------       -------
Net investment income ......      0.87          0.83          0.84
Net realized and
   unrealized gain/(loss)
   on investments ..........      0.71          0.46          1.44
                               -------       -------       -------
Net increase/(decrease) in
   net assets resulting from
   investment operations ...      1.58          1.29          2.28
Change in net asset value
   from Fund share
   transaction .............     (0.31)           --            --
Distributions:
Dividends from net
   investment income .......     (0.83)        (0.81)        (0.83)
Dividends in excess of net
   investment income .......        --            --            --
                               -------       -------       -------
Total from distributions ...     (0.83)        (0.81)        (0.83)
                               -------       -------       -------
Net asset value, end of
   period ..................   $  8.02       $  7.58       $  7.10
                               =======       =======       =======
Market value, end of
   period ..................   $ 7.875       $ 7.500       $ 6.625
                               =======       =======       =======
Total investment return ....     16.55%(3)     25.70%        58.61%
                               =======       =======       =======
Ratios to average net
   assets/supplemental data:
Net assets, end of period
   (in 000's) ..............   $42,901       $30,024       $28,015
Ratio of net investment
   income to average
   net assets ..............     11.17%        11.00%        12.59%
Ratio of operating expenses
   to average net assets ...      1.09%(2)      1.65%(2)      2.46%
Portfolio turnover rate(1) .     114.3%         40.6%         51.2%

--------------------

   * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO, Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
 (1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short term securities.
 (2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.58%, 3.89%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the six months ended
     June 30, 2001 and the years ended  December 31,  2000,  1999,  1998,  1997,
     1996, 1995, 1994, 1993 and 1992, respectively.
 (3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.
   + Annualized

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONTINUED)

activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

      USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets. INVESCO (NY), Inc. was the Fund's investment adviser until January 1, 2000, when through a series of corporate transactions, INVESCO (NY), Inc. was merged into INVESCO, Inc. No "assignment" of the Advisory Agreement resulted from these transactions.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. (formerly First Data Investor Services Group, Inc.) ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).


3.   PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the period ended June 30, 2001, amounted to $17,341,061 and $16,056,977, respectively.

      At June 30, 2001, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax cost amounted to $787,311, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $4,044,902.

      At June 30, 2001, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $140,448, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $200,769.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONTINUED)


4.    FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                    JUNE 30, 2001              DECEMBER 31, 2000
                                                                --------------------         --------------------
                                                                SHARES       AMOUNT          SHARES        AMOUNT
                                                                ------      --------         ------       --------
Issued as reinvestment of dividends .........................   23,837      $115,073           0             $0
                                                                ------      --------           -             --
Net increase ................................................   23,837      $115,073           0             $0
                                                                ======      ========           =             ==


5.   NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2001, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its gross assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At June 30, 2001, the Fund had borrowings of $9,500,000 outstanding under this Agreement. During the period ended June 30, 2001, the Fund had an average outstanding daily balance of $10,024,862 with interest rates ranging from 4.500% to 7.9400% and average debt per share of $1.70. For the period ended June 30, 2001, interest expense totaled $314,106 under this Agreement.


6.   CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2000, the Fund had available for Federal tax purposes unused capital loss carryforwards of $330,065, $679,423, $253,172, $2,499,736,
$133,391,  and $4,838,652  expiring in 2002,  2003,  2004, 2006, 2007, and 2008, respectively.


7.   CONCENTRATION OF RISK

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

                                                           CIM
================================================================================
                                                           HIGH YIELD SECURITIES



                                                              Semi-Annual Report
                                                                   June 30, 2001



This report is sent to shareholders of CIM
High Yield Securities for their information.
It is not a Prospectus, circular or
representation intended for use in the
purchase or sale of shares of the Fund or any securities mentioned in the report.

For Additional Information about CIM High
Yield Securities Call 1-800-331-1710.



CIM 3192 8/01